UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 8, 2014


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

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              Colorado                                  000-27211                               84-1469319
-------------------------------------             ----------------------             ---------------------------------
(State or other jurisdiction of                     (Commission File                   (IRS Employer Identification
            incorporation)                               Number)                          Number)


                      191 Kettering Dr., Ontario, CA 91761
                        ---------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Director Departure

Erick Wolf resigned as member of our Board of Directors as of September 8, 2014 due to personal reasons.




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                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  MEDINA INTERNATIONAL HOLDINGS, INC.


                               By:            /s/Daniel Medina
                                              ---------------------------------
                                                 Daniel Medina, President


Date: September 8, 2014